UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 1, 2014

CONTANGO OIL & GAS COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16317 (Commission File Number)	95-4079863 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 1, 2014, the Company issued a press release providing a Capital Program Update. A copy of the press release is attached hereto as Exhibit 99.1.

As provided in General Instruction B.2. of Form 8-K, the information furnished pursuant to Item 7.01 in this report on Form 8-K (including the press release attached as Exhibit 99.1 incorporated by reference in this report) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

Contango Oil & Gas Company (the "Company") has updated its investor presentation, which includes updated information about the Company’s operations. A copy of the investor presentation has been posted to our website and can be found under the Investor Relations tab at www.contango.com.

The investor presentation may contain statements concerning the Company's or its management's expectations or predictions that are forward-looking statements. The Company's actual results could materially differ from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the Company’s Annual Report on Form 10-K and other reports that the Company has filed with the Securities and Exchange Commission.  The Company undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

In accordance with General Instruction B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the above information, and the information posted to our website, is being furnished under Item 7.01of Form 8-K and shall not deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated October 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY
(Registrant)

/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Dated: October 1, 2014

EXHIBITS

Exhibit Number	Description
99.1	Press Release dated October 1, 2014

Exhibit 99.1

Contango Provides Capital Program Update

October 1, 2014 – HOUSTON, TEXAS – Contango Oil & Gas Company (NYSE MKT: MCF) today announced 30-day average IPs for the following wells that began producing in July 2014:

Well	Area	WI%	Total Measured Depth (ft.)	Lateral (ft.)	Frac Stages	30 Day Avg IP (boed)	% Oil
Dean 1H	Chalktown	70%	16,194	6,847	27	927	79%
Beeler C 20H	Buda	50%	16,574	9,474	n/a	835	65%
Bruce Weaver 2H	Buda	12.5% (non-op)	13,290	6,386	n/a	1047	57%

The Company also announced that it recently spud the following wells:

Well	Area	WI%	Total Measured Depth (ft.)	Lateral (ft.)	Frac Stages	Status
Heath A 1H	Chalktown	70%	TBD	TBD	TBD	Completing
Vick Trust B 2H	Chalktown	68%	TBD	TBD	TBD	Drilling
Beeler 26H	Buda	50%	TBD	TBD	TBD	Drilling
Dunlap 4H	Buda	100%	12,570	5,518	n/a	Flowing back
Bruce Weaver 1 RE	Buda	12.5% (non-op)	10,530	3,918	n/a	Flowing back

We are also currently drilling the Janecka 1H (50% WI), our initial well in our newly acquired acreage in Fayette/Gonzales County, TX.  To date we and our partner have acquired approximately 48,000 gross (21,000 net to Contango) acres in this play, where we expect to have one rig running the remainder of the year.

Additionally, the Company has recently acquired from a private party the right to earn, primarily through the drilling of wells, up to approximately 49,000 gross (44,000 net) acres in Weston County, Wyoming, targeting multiple formations, including the Muddy formation.  This acreage is approximately 125 miles to the northeast of our newly acquired Mowry Shale prospect in Natrona County, Wyoming, where we have the right to earn approximately 93,000 net acres.  We plan to secure a rig and obtain the necessary permits to initiate a vertical pilot well and subsequent horizontal test of the Muddy formation in late 2014 or early 2015.

Contango Oil & Gas Company is a Houston, TX-based independent energy company engaged in the acquisition, development, exploitation and production of crude oil and natural gas, offshore in the shallow waters of the Gulf of Mexico and in the onshore Gulf Coast and Rocky Mountain regions of the United States. Additional information is available on the Company's website at http://contango.com.

This press release contains forward-looking statements regarding Contango that are intended to be covered by the safe harbor "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, based on Contango’s current expectations and includes statements regarding acquisitions and divestitures, estimates of future production, future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as "expects", “projects”, "anticipates", "plans", "estimates", "potential", "possible", "probable", or "intends", or stating that certain actions, events or results "may", "will",

"should", or "could" be taken, occur or be achieved). Statements concerning oil and gas reserves also may be deemed to be forward looking statements in that they reflect estimates based on certain assumptions that the resources involved can be economically exploited. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements. These risks include, but are not limited to: the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters); uncertainties as to the availability and cost of financing; fluctuations in oil and gas prices; risks associated with derivative positions; inability to realize expected value from acquisitions, inability of our management team to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change or governmental approvals may be delayed or withheld. Additional information on these and other factors which could affect Contango’s operations or financial results are included in Contango’s other reports on file with the Securities and Exchange Commission.  Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management's estimates or opinions change. Initial production rates are subject to decline over time and should not be regarded as reflective of sustained production levels.

Contact:
Contango Oil & Gas Company
E. Joseph Grady, 713-236-7400	Sergio Castro, 713-236-7505
Senior Vice President and Chief Financial Officer	Vice President and Treasurer